                                                                   EXHIBIT 25.01

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                             ----------------------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                             ----------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                              Identification No.)


          100 Wall Street, New York, NY                       10005
     (Address of principal executive offices)             (Zip Code)

                             ----------------------

                           For Information, contact:
                          Dennis Calabrese, President
                      U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                           Telephone:  (212) 361-2506

                               G + G Retail, Inc.
              (Exact name of obligor as specified in its charter)

     Delaware                                           22-3596083
     (State or other jurisdiction of                    (I. R. S. Employer
     incorporation or organization)                     Identification No.)

     520 Eighth Avenue                                   10018
     New York, New York
     (Address of principal executive offices)           (Zip Code)

                              -------------------
                                DEBT SECURITIES
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Item 1.   General Information.

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

                    Name                          Address
                    ----                          -------

               Comptroller of the Currency        Washington, D. C.

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

Item 2.   Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

Item 16.  List of Exhibits.

     Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to
                    Exhibit 1 of Form T-1, Registration No. 333- 51961.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as
                    U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration
                    No. 33-83774.

     Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration
                    No. 333-51961.


     Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

     Exhibit 5.     Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

                                       2
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     Exhibit 7.     Report of Condition of U.S. Bank Trust National Association,
                    as of the close of business on March 31, 1999, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.     Not applicable.

     Exhibit 9.     Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of June, 1999.

                                   U.S. BANK TRUST
                                 NATIONAL ASSOCIATION



                              By: /s/ Glenn W. Andersen
                                 -----------------------------
                                 Glenn W. Andersen
                                 Vice President

                                                                       Exhibit 7
                                                                       ---------

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                 As of 3/31/99

                                    ($000'S)

                                                3/31/99
                                             -----------
Assets
  Cash and Due From Depository Institutions    $ 44,844
  Federal Reserve Stock                           3,378
  Fixed Assets                                      481
  Intangible Assets                              66,457
  Other Assets                                    6,336
                                             -----------
     Total Assets                              $121,496


Liabilities
  Other Liabilities                            $  9,247
                                             -----------
  Total Liabilities                            $  9,247

Equity
  Common and Preferred Stock                   $  1,000
  Surplus                                       120,932
  Undivided Profits                              (9,683)
                                             -----------
     Total Equity Capital                      $112,249

Total Liabilities and Equity Capital           $121,496


To the best of the undersigned's determination, as of this date the above financial information is true and correct.


U.S. Bank Trust National Association


By:/s/ Glenn W. Andersen
   ---------------------
     Vice President

Date:  June 22, 1999

                                       4